                     THE ONE GROUP(R) FAMILY OF MUTUAL FUNDS

                       THE ONE GROUP(R) EQUITY INDEX FUND

                    NOVEMBER 1, 1997, as revised July 1, 1998

    The information in this prospectus is important. Please read it carefully before you invest, and save it for future reference.

   Please remember that shares of the Fund: - Are not deposits or obligations of, or guaranteed by BANC ONE CORPORATION or its affiliates; - Are not insured or guaranteed by the Federal Deposit Insurance Corporation or by any
   federal or state governmental agency; - Involve investment risk, including the possible loss of the principal amount invested.

  These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              table of contents

                       A BRIEF PREVIEW OF THE FUND.................................    1
                       ABOUT THE FUND..............................................    2
                       MORE ABOUT THE FUND.........................................    5
                       HOW TO DO BUSINESS WITH THE ONE GROUP.......................    6
                          Purchasing Fund Shares...................................    6
                          Sales Charges............................................    7
                          Sales Charge Reductions and Waivers......................    9
                          Exchanging Fund Shares...................................   10
                          Redeeming Fund Shares....................................   11
                       SHAREHOLDER INFORMATION.....................................   13
                          Voting Rights............................................   13
                          Dividend Policies........................................   13
                          Tax Treatment of the Fund................................   13
                          Tax Treatment of Shareholders............................   13
                          Shareholder Inquiries....................................   14
                       ORGANIZATION AND MANAGEMENT OF THE ONE GROUP................   15
                          The One Group............................................   15
                          The Board of Trustees....................................   15
                          The Advisor..............................................   15
                          The Sub-Advisor..........................................
                          The Distributor..........................................   15
                          The Administrator and Sub-Administrator..................   15
                          The Transfer Agent, Custodian and Sub-Custodian..........   15
                       DETAILS ABOUT THE ONE GROUP EQUITY INDEX FUND'S INVESTMENT
                         PRACTICES AND POLICIES....................................   16
                          Investment Practices.....................................   16
                          Investment Risks.........................................   18
                          Investment Policies......................................   19
                       APPENDIX: DESCRIPTION OF RATINGS............................   20

                        a brief    preview of the funds

             WHAT IS THE GOAL OF THE ONE GROUP EQUITY INDEX FUND?
             The Fund is designed to seek investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index.*

             WHAT ARE THE FUND'S INVESTMENT STRATEGIES?
             The Fund normally will invest in a variety of equity securities, primarily common stock, that are included in the S&P 500 Index and, secondarily, in stock index futures.

             WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
             Equity securities such as those in which the Fund may invest are more volatile and carry more risk than some other forms of investment. Accordingly, as with all equity investments, you may lose money by investing in the Fund. The Fund may invest in derivative securities. These securities may expose the Fund to special risks. For more information about risks, please read "More About the Fund" and "Investment Risks."

             WHAT CLASSES OF SHARES ARE AVAILABLE?
             The Fund currently offers four classes of Shares: Class A, Class B, Class C and Fiduciary Class. Class A, Class B and Class C shares are offered to the general public. Fiduciary Class shares are offered to institutional investors, including affiliates of BANC ONE CORPORATION and any bank, depository institution, insurance company, pension plan or other organization authorized to act in fiduciary, advisory, agency, custodial or similar capacities. The section called "How To Do Business With The One Group" will provide more information. Fiduciary Class shares are not available to Individual Retirement Accounts ("IRA").

             HOW DO I PURCHASE AND REDEEM SHARES?
             You may buy and redeem shares of the Funds on any day that the Fund is open for business. Purchase and redemption procedures are explained in greater detail in "How To Do Business With The One Group." For additional information, call The One Group Services Company at 1-800-480-4111.

             HOW ARE DIVIDENDS PAID?
             Generally, dividends are declared on the last business day of each month and are distributed periodically on the first business day of each month. Any capital gains are distributed at least annually. Distributions are paid in additional shares of the same class unless you elect to take the payment in cash. For a more detailed discussion of dividends, see "Dividend Policies."

             WHO MANAGES THE FUNDS?
             Banc One Investment Advisors Corporation ("Banc One Investment Advisors"), an indirect subsidiary of BANC ONE CORPORATION, serves as the advisor of the Fund. Banc One Investment Advisors is paid a fee for its services. A more detailed discussion regarding Banc One Investment Advisors, its services and compensation can be found in the Prospectus under the headings "The Advisor" and "Expense Summary."

             * "Standard & Poor's 500" is a registered service mark of
               Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

2

The One Group(R)
Equity Index Fund

[GRAPHIC] INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index.*

[GRAPHIC] INVESTMENT STRATEGY

The Fund invests primarily in stocks included in the S&P 500 Index and, secondarily in stock index futures. Banc One Investment Advisors will seek to achieve a correlation between the performance of the Fund and that of the S&P 500 Index. To implement this strategy, Banc One Investment Advisors generally selects stocks in the order of their weightings in the S&P 500 Index beginning with the heaviest weighted stocks. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, without taking into account expenses. Perfect correlation would be 1.00.

[GRAPHIC] PORTFOLIO SECURITIES

The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. In addition, the Fund may hold up to 10% of its net assets in cash or cash equivalents. For a list of all the securities in which the Fund may invest, please read "Investment Practices."

[GRAPHIC] RISK CONSIDERATIONS

The Fund invests in equity securities, which may increase or decrease in value. Therefore, the value of your investment in the Fund may increase or decrease in value. Because the Fund's investments are tied to an index, fluctuations in the index will affect the value of your investment in the Fund. Before you invest, please read "More About The Fund " and "Investment Risks."

[GRAPHIC] FUND MANAGEMENT

The Fund is managed by a team of portfolio managers, research analysts, and other investment management professionals. The research analysts provide in-depth industry analysis and recommendations, while the portfolio managers formulate strategy and determine industry weightings, Fund holdings, and cash positions.

*"Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

SHAREHOLDER EXPENSES

SHAREHOLDER TRANSACTION EXPENSES (1)  CLASS A   CLASS B   CLASS C    FIDUCIARY CLASS

Maximum Sales Charge Imposed on
  Purchases (as a percentage of
  offering price)                      4.50%      none      none     none

Maximum Contingent Deferred Sales
  Charge (as a percentage of
  original purchase price or
  redemption proceeds, as
  applicable)                           none(2)   5.00%    1.00%     none

Redemption Fees                         none      none      none     none

Exchange Fees                           none      none      none     none

ANNUAL OPERATING EXPENSES (3) (as a
  percentage of average daily net
  assets)

Investment Advisory Fees (after fee
  waiver) (4)                           .10%      .10%      .10%      .10%

12b-1 Fees (after fee waiver) (5)       .25%     1.00%     1.00%     none

Other Expenses (6)                      .25%      .25%      .25%      .25%

Total Fund Operating Expenses (after
  fee waivers) (7)                      .60%     1.35%     1.35%      .35%


(1) If you buy or sell shares through an account with a Shareholder Servicing Agent, you may be charged separate transaction fees by the Shareholder Servicing Agent. In addition, a $7.00 charge is deducted from the redemption amounts paid by wire.

(2) Except for purchases of $1 million or more. Please see "Sales Charges."

(3) Expense information has been restated to reflect current fees.

(4) Without the fee waiver, Investment Advisory Fees would be .30% for all classes of shares.

(5) Due to 12b-1 fees, long-term Class A, Class B and Class C shareholders may pay more than the equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers. Without the voluntary waiver, 12b-1 fees would be .35% for Class A shares.

(6) Without the fee waiver, Other Expenses would be .35% for all classes.

(7) Without the voluntary reduction of Investment Advisory, 12b-1 fees and other expenses, Total Operating Expenses would be 1.00% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares and .65% for Fiduciary Class shares.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming: (1) payment of the maximum sales charge; (2) 5% annual return; and (3) redemption at the end of each time period.

                 1 YEAR    3 YEARS    5 YEARS    10 YEARS

Class A           $ 51      $ 63       $ 77        $117

Class A
  (without fee
  waivers)        $ 55      $ 75       $ 98        $162

Class B           $ 64      $ 73       $ 94        $142

Class B
  (without fee
  waivers)        $ 67      $ 82       $110        $175

Class C           $ 24      $ 43       $ 74        $162

Class C
  (without fee
  waivers)        $ 27      $ 52       $ 90        $195

Fiduciary Class   $  4      $ 11       $ 20        $ 44

Fiduciary Class
  (without fee
  waiver)         $  7      $ 21       $ 36        $ 81


Assuming no redemption at the end of each time period, the dollar amounts in the above example would be as follows:

                 1 YEAR    3 YEARS    5 YEARS    10 YEARS

Class A           $ 51      $ 63       $ 77        $117

Class A
  (without fee
  waivers)        $ 55      $ 75       $ 98        $162

Class B           $ 14      $ 43       $ 74        $142

Class B
  (without fee
  waivers)        $ 17      $ 52       $ 90        $175

Class C           $ 14      $ 43       $ 74        $162

Class C
  (without fee
  waivers)        $ 17      $ 52       $ 90        $195

Fiduciary Class   $  4      $ 11       $ 20        $ 44

Fiduciary Class
  (without fee
  waivers)        $  7      $ 21       $ 36        $ 81


Class B shares automatically convert to Class A shares after eight (8) years. Therefore, the "10 years" examples above reflect this conversion.

These examples are designed to assist you in understanding the various costs and expenses that may be directly or indirectly paid by investors in the Fund. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The One Group(R) Equity Index Fund    Financial Highlights

The Financial Highlights are intended to help you understand the Fund's financial performance since inception. The total returns in the table represent the rate a shareholder would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Coopers & Lybrand L.L.P., whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

                                                                           YEAR ENDED JUNE 30,
                                         -------------------------------------------------------------------------------------------
              FIDUCIARY                    1997            1996            1995            1994            1993          1992(c)
NET ASSET VALUE, BEGINNING OF PERIOD    $  16.66        $  14.03        $  11.59        $  11.92        $  10.92        $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment income                     0.35            0.33            0.32            0.29            0.30            0.26
  Net realized and unrealized gains
    (losses) from investments               5.27            3.16            2.59           (0.20)           1.13            0.95
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities            5.62            3.49            2.91            0.09            1.43            1.21
------------------------------------------------------------------------------------------------------------------------------------
Distributions
  From net investment income               (0.33)          (0.33)          (0.29)          (0.29)          (0.30)          (0.26)
  In excess of net investment income           --          (0.01)          (0.02)          (0.04)           --              --
  From net realized gains                  (0.15)          (0.52)          (0.16)          (0.09)          (0.13)          (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.48)          (0.86)          (0.47)          (0.42)          (0.43)          (0.29)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $  21.80        $  16.66        $  14.03        $  11.59        $  11.92        $  10.92
------------------------------------------------------------------------------------------------------------------------------------
Total Return                               34.30%          25.47%          25.79%           0.63%          13.04%          12.14%(d)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period(000)      $480,819        $321,058        $234,895        $165,370         $96,446         $62,150
  Ratio of expenses to average net
    assets                                  0.30%           0.30%           0.33%           0.46%           0.50%           0.73%(d)
  Ratio of net investment income to
    average net assets                      1.87%           2.18%           2.57%           2.44%           2.46%           2.43%(d)
  Ratio of expenses to average net
    assets*                                 0.61%           0.59%           0.66%           0.59%           0.87%           1.16%(d)
  Ratio of net investment income to
    average net assets*                     1.56%           1.89%           2.24%           2.31%           2.09%           2.00%(d)
  Portfolio turnover(a)                     5.81%           9.08%           2.71%          11.81%           2.71%          21.90%
  Average commission rate paid(b)       $ 0.0449        $ 0.0490

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year. (c) The Fund commenced operations on July 2, 1991. (d) Annualized.

                                                                           YEAR ENDED JUNE 30,
                                         ----------------------------------------------------------------------------------------
               CLASS A                     1997            1996            1995            1994            1993          1992(c)
NET ASSET VALUE, BEGINNING OF PERIOD     $  16.67        $  14.02        $  11.59        $  11.91        $  10.92        $  10.94
---------------------------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment income                      0.29            0.27            0.29            0.28            0.30            0.08
  Net realized and unrealized gains
    (losses) from investments                5.28            3.18            2.58          (0.20)            1.10              --
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Activities             5.57            3.45            2.87            0.08            1.40            0.08
---------------------------------------------------------------------------------------------------------------------------------
Distributions
  From net investment income               (0.28)          (0.27)          (0.28)          (0.27)          (0.28)          (0.10)
  In excess of net investment income        --             (0.01)           --             (0.04)           --              --
  From net realized gains                  (0.15)          (0.52)          (0.16)          (0.09)          (0.13)           --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.43)          (0.80)          (0.44)          (0.40)          (0.41)          (0.10)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $  21.81        $  16.67        $  14.02        $  11.59        $  11.91        $  10.92
---------------------------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)       33.94%          25.16%          25.43%           0.56%          12.75%        1.32%(d)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period(000)       $98,338          $32,186          $3,003          $1,416            $512              $5
  Ratio of expenses to average net
    assets                                  0.55%           0.55%           0.56%           0.62%           0.52%        1.09%(d)
  Ratio of net investment income to
    average net assets                      1.59%           1.93%           2.38%           2.37%           2.51%        1.97%(d)
  Ratio of expenses to average net
    assets*                                 0.95%           0.94%           1.01%           0.94%           0.99%        1.27%(d)
  Ratio of net investment income to
    average net assets*                     1.19%           1.54%           1.94%           2.05%           2.04%        1.79%(d)
  Portfolio turnover(a)                     5.81%           9.08%           2.71%          11.81%           2.71%          21.90%
  Average commission rate paid(b)        $ 0.0449        $ 0.0490

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (b) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year. (c) Class A Shares commenced offering on February 18, 1992. (d) Annualized.

The One Group(R) Equity Index Fund    Financial Highlights

                                                                                     YEAR ENDED JUNE 30,
                                                             --------------------------------------------------------------------
                          CLASS B                              1997                1996                1995           1994(a)
NET ASSET VALUE, BEGINNING OF PERIOD                         $  16.68            $  14.05            $  11.61         $  12.39
---------------------------------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment income                                          0.16                0.16                0.18             0.09
  Net realized and unrealized gains (losses) from
    investments                                                  5.27                3.16                2.61            (0.78)
-------------------------------------------------------------------------------------------------------------
Total from Investment Activities                                 5.43                3.32                2.79            (0.69)
-------------------------------------------------------------------------------------------------------------
Distributions From net investment income                        (0.16)              (0.16)              (0.19)           (0.09)
  In excess of net investment income                               --               (0.01)                 --               --
  From net realized gains                                       (0.15)              (0.52)              (0.16)              --
-------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.31)              (0.69)              (0.35)           (0.09)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $  21.80            $  16.68            $  14.05         $  11.61
-------------------------------------------------------------------------------------------------------------
Total Return (Excludes Sales Charge)                            32.93%              24.05%              24.58%           (5.57)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)                          $168,699            $ 38,538            $  1,408         $    248
  Ratio of expenses to average net assets                        1.30%               1.30%               1.34%            1.10%(c)
  Ratio of net investment income to average net assets           0.83%               1.18%               1.60%            2.08%(c)
  Ratio of expenses to average net assets*                       1.61%               1.59%               1.67%            1.15%(c)
  Ratio of net investment income to average net assets*          0.52%               0.89%               1.27%            2.03%(c)
  Portfolio turnover(d)                                          5.81%               9.08%               2.71%           11.81%
  Average commission rate paid(e)                            $ 0.0449            $ 0.0490

* * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. (a) Class B Shares commenced offering on January 14,
    1994. (b) Not annualized. (c) Annualized. (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued. (e) The average commission represents the total dollar amount of commissions paid on portfolio security transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. For the year ended June 30, 1996, the average commission was calculated for only the last seven months of the year.

                              more about the funds

Illiquid Investments
--------------------

The Fund may invest up to 15% of its net assets in illiquid investments. A security is illiquid if it cannot be sold at approximately the value assessed by the Fund within seven (7) days. Banc One Investment Advisors will follow guidelines adopted by The One Group Board of Trustees in determining whether an investment is illiquid.

Special Risk
Considerations
--------------

DERIVATIVES: The Fund invests in securities that are considered to be derivatives. These securities may be more volatile than other investments. These include:

- options, futures contracts, and options on futures contracts

- swap, cap and floor transactions

- new financial products

Derivatives may be riskier than traditional investments.

INDEX FUNDS: An index fund's investment objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by an index fund at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the funds were not fully invested in such securities. Because of this, an index fund's share price can be volatile and you should be able to handle sudden, and sometimes substantial, fluctuations in the value of your investment.

                     how to do business with The One Group

6

Purchasing
Fund Shares
---------------------------------------------------

WHERE CAN I BUY SHARES?

You may purchase Fund shares from the following sources:

- The One Group Services Company, and

- Shareholder Servicing Agents. These include investment advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors, or other intermediaries. Shares purchased this way will be held for you by the Shareholder Servicing Agent.

WHEN CAN I BUY SHARES?

- Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

- Purchase requests received by The One Group Services Company before 4 p.m. Eastern Standard Time ("EST") will be effective that day.

- Purchase orders may be canceled by the Fund's Custodian, State Street Bank and Trust Company, if it does not receive "federal funds" by 4:00 p.m. EST (i) on the business day after the order is placed if you are buying Fiduciary Class shares, and (ii) on the third business day if you are purchasing Class A, Class B or Class C shares.

- If your shares are held by a Shareholder Servicing Agent, it is the responsibility of the Shareholder Servicing Agent to send your purchase or redemption order to the Fund. Your Shareholder Servicing Agent may have an earlier cut-off time for purchase and redemption requests.

- The One Group Services Company can reject a purchase order if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the order.

- Shares are electronically recorded. Therefore, certificates will not be issued.

WHAT KIND OF SHARES CAN I BUY?

The One Group offers the following classes of shares:

- Class A, Class B and Class C shares are available to the general public.

- Fiduciary Class shares are available to institutional investors and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. We will refer to these entities as "Intermediaries."

- If you intend to hold your shares for six or more years, Class B shares may be appropriate for you. If you intend to hold your shares for less than six years, you may want to consider Class A or Class C shares.

  THE ONE GROUP FUND DIRECT IRA. The One Group offers a retirement plan and, in 1998, may offer an education plan. These plans allow participants to defer taxes while their retirement and education savings grow. The education IRA requires a minimum investment of $500. Call The One Group Services Company at 1-800-480-4111 for an Adoption Agreement.

HOW MUCH DO SHARES COST?

- Shares are sold at net asset value ("NAV") plus a sales charge, if any.

- Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

- NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class expenses) by the number of outstanding shares in that class.

- The Fund's NAV changes every day. NAV is calculated each business day at 4:00 p.m. EST.

HOW DO I OPEN AN ACCOUNT?

1. Read the prospectus carefully, and select the share class most appropriate for you.

2. Decide how much you want to invest.

   - The minimum initial investment is $1,000 ($100 for employees of BANC ONE CORPORATION and its affiliates).

   - Subsequent investments must be at least $100 ($25 for employees of BANC ONE CORPORATION and its affiliates).

   - You may purchase no more than $250,000 of Class B shares at one time.

   - The One Group Services Company may waive these minimums.

3. Complete the Account Application Form. Be sure to sign up for all of the Account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

4. Send the completed application and a personal check (unless you choose to pay by wire or bank transfer) payable to "The One Group" to:

   State Street Bank and Trust Company
   c/o The One Group
   P.O. Box 8528
   Boston, MA 02266-8528

   Contributions to Fund Direct IRAs should be made payable to "State Street Bank and Trust Company for the Benefit of (your name)."

5. All checks should be in U.S. dollars. Third party checks will not be accepted. Redemptions from the Fund will not be permitted for ten (10) calendar days if purchases are made by check or under the Systematic Investment Plan (see below).

6. If you purchase shares through a Shareholder Servicing Agent, you may be required to complete additional forms or follow additional procedures. You should contact your Shareholder Servicing Agent regarding purchases, exchanges and redemptions.

7. If you have any questions, contact your Shareholder Servicing Agent or call The One Group Services Company at 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes. Simply select this option on your Account Application Form and then:

- Contact your Shareholder Servicing Agent or The One Group Services Company at 1-800-480-4111 to relay your purchase instructions.

- Send a personal check made payable to "The One Group" to State Street Bank and Trust Company (see address above), authorize a bank transfer or initiate a wire transfer.

- The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

- You may revoke your right to make purchases over the telephone by sending a letter to:

  State Street Bank and Trust Company
  c/o The One Group
  P.O. Box 8528
  Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

After your Account is established, you may purchase additional Class A, Class B and Class C shares by making automatic monthly investments from your bank account. The minimum initial investment is still $1,000, but minimum automatic additions are only $25. The One Group Services Company may waive these minimums. To establish a Systematic Investment Plan:

- Select the "Systematic Investment Plan" option on the Account Application
  Form.

- Provide the necessary information about the bank account from which your investments will be made.

- Shares purchased under a Systematic Investment Plan may not be redeemed for ten (10) calendar days.

- The One Group currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

- You may revoke your right to make systematic investments by sending a letter to:

  State Street Bank and Trust Company
  c/o The One Group
  P.O. Box 8528
  Boston, MA 02266-8528

CONVERSION FEATURE

Your Class B shares automatically convert to Class A shares after eight years (measured from the end of the month in which they were purchased).

- After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares.

- You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any tax.

- Because the share price of the Class A shares may be higher than that of the Class B shares at the time of conversion, you may receive fewer Class A shares; however, the dollar value will be the same.

- If you have exchanged Class B shares of one Fund for Class B shares of another, the time you held the shares in each Fund will be added together.

Sales Charges
----------------------------------------------------

The One Group Services Company compensates Shareholder Servicing Agents who sell shares of The One Group. Compensation comes from sales charges, 12b-1 fees and payments by The One Group Services Company from its own resources. The One Group Services Company, at its own expense, also will provide promotional incentives in the form of travel expenses, lodging and bonuses to licensed individuals who sell shares of the Funds, as well as vacation trips (including lodging at luxury resorts), tickets to entertainment events, and merchandise.

8

 CLASS A SHARES

This table shows the amount of sales charge you pay and the commissions paid to Shareholder Servicing Agents.


                       SALES CHARGE AS A %    SALES CHARGE AS A %     COMMISSION AS A %
  AMOUNT OF PURCHASE  OF THE OFFERING PRICE   OF YOUR INVESTMENT    OF THE OFFERING PRICE
  Less than $100,000          4.50%                  4.71%                  4.05%
  $100,000-$249,999           3.50%                  3.63%                  3.05%
  $250,000-$499,999           2.50%                  2.56%                  2.05%
  $500,000-$999,999           2.00%                  2.04%                  1.60%
  $1,000,000*                 0.00%                  0.00%                  0.00%

* If you purchase $1 million or more of Class A shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A shares within one year of purchase.

 CLASS B SHARES

Class B shares are offered at NAV, without any up-front sales charges. However, if you redeem these shares within six years of the purchase date, you will be assessed a Contingent Deferred Sales Charge ("CDSC") according to the following schedule:


                         CDSC AS A % OF DOLLAR
  YEARS SINCE PURCHASE  AMOUNT SUBJECT TO CHARGE
          0-1                    5.00%
          1-2                    4.00%
          2-3                    3.00%
          3-4                    3.00%
          4-5                    2.00%
          5-6                    1.00%
      more than 6                0.00%

The One Group Services Company pays a commission of 4.00% of the original purchase price to Shareholder Servicing Agents who sell Class B shares.

 CLASS C SHARES

Class C shares are offered at NAV, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, you will be assessed a CDSC as follows:


                         CDSC AS A % OF DOLLAR
  YEARS SINCE PURCHASE  AMOUNT SUBJECT TO CHARGE
          0-1                    1.00%
    After first year              none

Shareholder Servicing Agents selling Class C shares receive a commission of 1.00% of the original purchase price from The One Group Services Company.

How the CDSC is Calculated

- The Fund assumes that all purchases made in a given month were made on the first day of the month.

- The CDSC is based on the current market value or the original cost of the shares, whichever is less.

- A sales charge is not imposed on increases in NAV above the initial purchase price, nor is a sales charge assessed on shares acquired through reinvestment of dividends or capital gains distributions.

- To keep your CDSC as low as possible, the Fund first will redeem any shares in your account that carry no CDSC, starting with Class A Shares. After that, the Fund will redeem the shares you have held for the longest time and thus have the lowest CDSC.

12b-1 FEES

12b-1 fees are paid by The One Group to The One Group Services Company as compensation for its services and expenses. The One Group Services Company in turn pays all or part of the 12b-1 fee to Shareholder Servicing Agents that sell shares of The One Group.

- The 12b-1 fees vary by share class as follows:

   1. Class A shares pay a 12b-1 fee of .35% of the average daily net assets of the Fund, which is currently being waived to .25%.

   2. Class B and Class C shares pay a 12b-1 fee of 1.00% of the average daily net assets of the Fund. This will cause expenses for Class B and Class C shares to be higher and dividends to be lower than for Class A shares.

   3. There are no 12b-1 fees for Fiduciary Class shares.

- 12b-1 fees, together with the CDSC, help The One Group Services Company sell Class B and Class C shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Shareholder Servicing Agents.

- The One Group Services Company may use up to .25% of the fees for shareholder servicing and up to .75% for distribution. During the last fiscal year, The One Group Services Company received 12b-1 fees totaling .25% and 1.00% of the average daily net assets of Class A and Class B shares, respectively.

- The One Group Services Company may pay 12b-1 fees to its affiliates and to Banc One Investment Advisors and its affiliates (or any sub-advisor) for brokerage and other agency transactions.

Sales Charge
Reductions
and Waivers
--------------------------------------------------------------------------------

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can reduce the sales charges you pay on Class A shares:

1. Right of Accumulation: You may add the market value of any Class A, Class B or Class C shares of a Fund of The One Group (except a money market fund) that you (and your spouse and minor children) already own to the amount of your next Class A purchase for purposes of calculating the sales charge. An Intermediary also may take advantage of this option.

2. Letter of Intent: With an initial investment of $2,000, you may purchase Class A shares of one or more funds in The One Group over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested.

To take advantage of the accumulation privilege or letter of intent, complete the appropriate section of your fund application, or contact your investment representative. To determine if you are eligible for the accumulation privilege, contact The One Group Services Company at 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A shares of the Fund if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for other Fund shares if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees (and their spouses and immediate family members) of:

   - The One Group.

   - BANC ONE CORPORATION and its subsidiaries and affiliates.

   - The One Group Services Company and its subsidiaries and affiliates.

   - State Street Bank and Trust Company and its subsidiaries and affiliates.

   - Broker/dealers who have entered into dealer agreements with The One Group and their subsidiaries and affiliates.

   - An investment sub-advisor of a fund of The One Group and such sub-advisor's subsidiaries and affiliates.

4. Bought by:

   - Affiliates of BANC ONE CORPORATION and certain accounts (other than IRA Accounts) for which an Intermediary acts in a fiduciary, advisory, agency, custodial or similar capacity.

   - Accounts as to which a bank or broker-dealer charges an asset allocation fee, provided the bank or broker-dealer has an agreement with The One Group Services Company.

   - Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

10

   - Shareholder Servicing Agents who have a dealer arrangement with The One Group Services Company, who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services, as well as clients of such Shareholder Servicing Agents who place trades for their own accounts if the accounts are linked to the master account of such Shareholder Servicing Agent.

5. Bought with proceeds from the sale of Fiduciary Class shares of a Fund of The One Group or acquired in an exchange of Fiduciary Class shares of a Fund for Class A shares of the same Fund, but only if the purchase is made within 60 days of the sale or distribution.

6. Bought with proceeds from the sale of shares of a mutual fund for which a sales charge was paid, but only if the purchase is made within 60 days of the sale or distribution.

7. Bought in an IRA with the proceeds of a distribution from an employee benefit plan, but only if the purchase is made within 60 days of the sale or distribution and, at the time of the distribution, the employee benefit plan had plan assets invested in a Fund of The One Group.

8. Bought with assets of The One Group.

9. Bought in connection with plans of reorganizations of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party.

The waivers described in (5), (6) and (7) above will not continue indefinitely and may be discontinued at any time without notice.

WAIVER OF THE CLASS B SALES CHARGE

No sales charge is imposed on redemptions of Class B shares of the Fund:

1. Provided that you withdraw no more than 10% of the account value annually.

2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.

3. If you are the shareholder, or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of death or disability.

4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2.

5. Bought in connection with plans of reorganizations of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party.

6. Acquired in exchange for Class B shares of other Funds of The One Group.

WAIVER OF THE CLASS C SALES CHARGE

No sales charge is imposed on redemptions of Class C shares of the Fund:

1. Provided that you withdraw no more than 10% of the account value annually.

2. If you buy the shares in connection with certain retirement plans, such as 401(k) and similar qualified plans.

3. If you are the shareholder, or a participant or beneficiary of certain retirement plans and you die or become disabled (as defined by the Tax Code), but only if the redemption is made within one year of death or disability.

4. That represent a minimum required distribution from an IRA Account or other qualifying retirement plan, but only if you are at least age 70 1/2.

5. Bought in connection with plans of reorganizations of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

6. Acquired in exchange for Class C shares of other Funds of The One Group.

7. If The One Group Services Company receives notice before you invest indicating that your Shareholder Servicing Agent, due to the type of account that you have, waives the commission it would otherwise be paid.

To take advantage of any of these sales charge waivers, you must qualify for such waiver in advance. To see if you qualify, contact The One Group Services Company at 1-800-480-4111 or your Shareholder Servicing Agent.

Exchanging
Fund Shares
----------------------------------------------------

WHAT ARE MY EXCHANGE PRIVILEGES?

You may make the following exchanges:

- Fiduciary Class shares of the Fund may be exchanged for Class A shares of that Fund or for Class A or Fiduciary Class shares of another Fund of The One Group.

- Class A shares of the Fund may be exchanged for Fiduciary Class shares of that Fund or for Class A or Fiduciary Class shares of another Fund of The One Group, but only if you are eligible to purchase those shares.

- Class B shares of the Fund may be exchanged for Class B shares of another Fund of The One Group.

- Class C shares of the Fund may be exchanged for Class C shares of another Fund of The One Group.

The One Group does not charge a fee for this privilege. In addition, The One Group may change the terms and conditions of your exchange privileges upon 60 days written notice.

WHEN ARE EXCHANGES PROCESSED?

Exchanges are processed the same business day they are received, provided:

- State Street Bank and Trust Company receives the request by 4:00 p.m., EST.

- You have provided The One Group with all of the information necessary to process the exchange.

- You have received a current prospectus of the Fund or Funds in which you wish to invest.

- You have contacted your Shareholder Servicing Agent, if necessary.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange. However:

- You will pay a sales charge if you own Fiduciary Class shares of the Fund and you want to exchange those shares for Class A shares, unless you qualify for a sales charge waiver (see above).

- You will pay a sales charge if you bought Class A shares of a Fund:

   1. That does not charge a sales charge and you want to exchange them for shares of a Fund that does, in which case you would pay the sales charge applicable to the Fund into which you are exchanging.

   2. That charged a lower sales charge than the Fund into which you are exchanging, in which case you would pay the difference between that Fund's sales charge and all other sales charges you have already paid.

- If you exchange Class B or Class C shares of the Fund, you will not pay a sales charge at the time of the exchange, however:

   1. Your new Class B or Class C shares will be subject to the higher CDSC of either the Fund from which you exchanged, the Fund into which you exchanged, or any Fund from which you previously exchanged.

   2. The current holding period for your exchanged Class B or Class C shares is carried over to your new shares.

ARE EXCHANGES TAXABLE?

Generally:

- An exchange between classes of shares of the same Fund is not taxable.

- An exchange between Funds is considered a sale and generally results in a capital gain or loss for Federal income tax purposes.

- You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

Yes. The exchange privilege is not intended as a way for you to speculate on short term movements in the market. Therefore:

- To prevent disruptions in the management of the Funds, The One Group limits excessive exchange activity.

- Exchange activity is excessive if it EXCEEDS TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (WITHIN 30 DAYS OF EACH OTHER) WITHIN A TWELVE MONTH PERIOD.

- In addition, The One Group reserves the right to reject any exchange request (even those that are not excessive) if the Fund reasonably believes that the exchange will result in excessive transaction costs or otherwise adversely affect other shareholders.

Redeeming
Fund Shares
----------------------------------------------------

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business.

- Redemption requests received by The One Group Services Company before 4:00 p.m. EST will be effective that day.

HOW DO I REDEEM SHARES?

- Unless you have selected the telephone option on your Account Application Form, you must send a written redemption request to your Shareholder Servicing Agent, if applicable, or to State Street Bank and Trust Company at the following address:

  The One Group
  c/o State Street Bank and Trust Company
  P.O. Box 8528
  Boston, MA 02266-8528

- All requests for redemptions from IRA accounts must be in writing.

- You may request redemption forms by calling The One Group Services Company at 1-800-480-4111.

- State Street Bank and Trust Company may require that the signature on your redemption request be guaranteed by a commercial bank, a member of a domestic stock exchange, or a member of the Securities Transfer Association

12

  Medallion Program or the Stock Exchange Medallion Program, unless:

   1. the redemption is for $50,000 worth of shares or less;

   2. the redemption is payable to the shareholder of record; and

   3. the redemption check is mailed to the shareholder at the record address.

- On the Account Application Form you may elect to have the redemption proceeds mailed or wired to:

   1. a designated commercial bank; or

   2. State Street Bank and Trust Company or your Shareholder Servicing Agent.

- State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

- Your redemption proceeds will be paid within seven days after receipt of the redemption request.

WHAT WILL MY SHARES BE WORTH?

- If you own Class A and Fiduciary Class shares and the Fund receives your redemption request by 4:00 p.m. EST, you will receive that day's NAV.

- If you own Class B or Class C shares and the Fund receives your redemption request by 4:00 p.m. EST, you will receive that day's NAV, minus the amount of any applicable CDSC.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application Form.

- Call your Shareholder Servicing Agent or State Street Bank and Trust Company at 1-800-480-4111 to relay your redemption request.

- Your redemption proceeds will be mailed or wired to the commercial bank account you designated on your Account Application Form.

- State Street Bank and Trust Company may charge you a wire redemption fee. The current charge is $7.00.

- The One Group uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, The One Group will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

- REDEMPTIONS FROM YOUR IRA ACCOUNT MAY NOT BE MADE BY TELEPHONE.

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each.

- Select the "Systematic Withdrawal Plan" option on the Account Application
  Form.

- Specify the amount you wish to receive and the frequency of the payments.

- You may designate a person other than yourself as the payee.

- There is no charge for this service.

- If you select this option, please keep in mind that:

   1. It may not be in your best interest to buy additional Class A shares while participating in a Systematic Withdrawal Plan. This is because Class A shares have an up-front sales charge.

   2. If you own Class B or Class C shares, you or your designated payee may receive systematic payments provided the payments are limited to no more than 10% of your account value annually, measured from the date the redemption request is received.

   3. If you are age 70 1/2, you may elect to receive payments to the extent that the payment represents a minimum required distribution from an IRA or other qualifying retirement plan.

   4. If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

- All redemptions will be for cash.

- If you redeem shares for which you paid by check, and The One Group has not yet received payment on the check, The One Group will delay forwarding your redemption proceeds for 10 or more days until payment has been collected from your bank.

- Because of the high cost of handling small investments, The One Group will automatically redeem shares in accounts which, because of shareholder redemptions, have values of less than $1,000. No sales charges will be assessed and you will be given 60 days to make additional investments in the Fund to increase the value of your account to at least $1,000.

- The One Group may suspend your ability to redeem, or will redeem your shares involuntarily, when it seems appropriate to do so in light of its responsibilities under the Federal securities laws. The Statement of Additional Information offers more details about this process.

                            shareholder information

Voting Rights
-------------

The Fund does not hold annual shareholder meetings, but may hold special meetings. The special meetings are held, for example, to elect or remove Trustees, change the Fund's fundamental investment objective, or approve an investment advisory contract.

As a Fund shareholder, you have one vote for each share that you own. The Fund, and each class of shares within the Fund, votes separately on matters relating solely to the Fund or class, or which affect the Fund or class differently than other Funds of The One Group. However, all shareholders will have equal voting rights on matters that affect all shareholders of The One Group equally.

BANC ONE CORPORATION (100 East Broad Street, Columbus, Ohio, 43271), through its affiliates, may be deemed for purposes of the Investment Company Act of 1940, to control the Fund. This is because as of August 5, 1997, BANC ONE CORPORATION or its affiliates possessed the power to vote substantially all of the Fiduciary Class shares of the Fund.

Dividend Policies
-----------------

DIVIDENDS

The Fund generally declares dividends on the last business day of each month. Dividends are distributed on the first business day of the next month. Capital gains, if any, for the Fund are distributed at least annually.

The Fund pays dividends and distributions on a per-share basis. This means that the value of your shares will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Dividends payable on Fiduciary Class shares will be more than those payable on other classes of shares. This is because Class A, Class B and Class C shares have higher distribution expenses.

DIVIDEND REINVESTMENT

You automatically will receive all income dividends and capital gain distributions in additional shares of the same Fund and class, unless you have elected to take such payment in cash. The price of the shares is the NAV determined immediately following the dividend record date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash.

If you want to change the way in which you receive dividends and distributions, you must write to State Street Bank & Trust Company at P.O. Box 8528, Boston, MA 02266-8528, at least 15 days prior to the distribution. The change is effective upon receipt by State Street.

SPECIAL DIVIDEND RULES FOR CLASS B SHARES

Class B shares received as dividends and capital gains distributions will be accounted for separately. Each time any Class B shares (other than those in the sub-account) convert to Class A shares, a percentage of the Class B shares in the sub-account will also convert to Class A shares. (See "Conversion Feature.")

Tax Treatment
of The Fund
-------------

TAX STATUS OF THE FUND

The Fund intends to qualify as a "regulated investment company" for Federal income tax purposes. If the Fund qualifies, as it has in the past, it will pay no federal income tax on the earnings it distributes to shareholders.

Tax Treatment
of Shareholders
---------------

TAXATION OF SHAREHOLDER TRANSACTIONS

A sale, exchange, or redemption of Fund shares generally will produce either a taxable gain or a loss. You are responsible for any tax liabilities generated by your transactions.

TAXATION OF DISTRIBUTIONS

The Fund will distribute substantially all of its net investment income (including net short-term capital gains) on at least an annual basis. Dividends you receive from the Fund, whether reinvested or received in cash, will be taxable to you. Dividends from the Fund's net investment income will be taxable as ordinary income and dividends from the Fund's long-term capital gains will be taxable to you as such, regardless of how long you have held the shares.

Dividends paid in January, but declared in October, November or December of the previous year,

14

will be considered to have been paid the previous December.

TAXATION OF RETIREMENT PLANS

Distributions by the Fund to qualified retirement plans will not be taxable. However, if shares are held by a plan that ceases to qualify for tax-exempt treatment or by an individual who has received shares as a distribution from a retirement plan, the distributions will be taxable to the plan or individual as described in "Taxation of Distributions." If you are considering purchasing shares with qualified retirement plan assets, you should consult your tax advisor for a more complete explanation of the Federal, state, local and (if applicable) foreign tax consequences of making such an investment.

TAX INFORMATION

The Form 1099 that is mailed to you every January details your dividends and their federal tax category. Even though the Fund provides you with this information, you are responsible for verifying your tax liability with your tax professional. For additional tax information see the Statement of Additional Information. Please note that this tax discussion is general in nature; no attempt has been made to present a complete explanation of the Federal, state, local or foreign tax treatment of the Fund or its shareholders.

Shareholder Inquiries
----------------------------------------------------

If you have any questions or need additional information, please write The One Group Services Company at 3435 Stelzer Road, Columbus, OH 43219 or call 1-800-480-4111.

   REPORTING

   In March and September you will receive a financial report from The One Group. In addition, The One Group will periodically send you proxy statements and other reports.

                  organization and management of the one group

THE ONE GROUP

The Fund is a series of The One Group, an open-end management investment company. The One Group currently consists of 40 separate Funds. Only The One Group Equity Index Fund is described in this prospectus; the other Funds are described in separate prospectuses. The Fund described in this prospectus is diversified and is supervised by the Board of Trustees.

THE BOARD OF TRUSTEES

The Trustees oversee the management and administration of the Funds. The Trustees are responsible for making major decisions about each Fund's investment objectives and policies, but delegate the day-to-day administration of the Funds to the officers of The One Group.

THE ADVISOR

Banc One Investment Advisors makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. Banc One Investment Advisors has served as investment advisor to The One Group since 1993. Prior to that time, The One Group was advised by affiliates of Banc One Investment Advisors. In addition to The One Group, Banc One Investment Advisors serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 1997, Banc One Investment Advisors, an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, managed over $47 billion in assets.

For the fiscal year ended June 30, 1997, the Fund paid advisory fees at an annual rate of .10% of the average daily net assets of the Fund.

THE DISTRIBUTOR

The One Group Services Company, 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., markets the Funds and distributes shares through selling brokers, financial institutions, investment advisors, and other financial representatives.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The One Group Services Company also serves as the Funds' administrator. The One Group Services Company is responsible for responding to shareholder inquiries and requests for information, as well as providing regulatory compliance and reporting. For these services, The One Group Services Company receives a fee based on the total assets of The One Group. For the first $1.5 billion in One Group assets, The One Group Services Company receives an annual fee of .20% of each Fund's average daily net assets. The annual rate declines to .18% on assets up to $2 billion, and to .16% when assets exceed $2 billion. The fee is calculated daily and paid monthly. Some Funds are not included in the calculations. Banc One Investment Advisors, the Sub-Administrator, provides office space, equipment, and facilities, as well as legal and regulatory support.

THE TRANSFER AGENT, CUSTODIAN AND SUB-CUSTODIAN

State Street Bank and Trust Company, P.O. Box 8528, Boston, MA 02266-8528, or your Shareholder Servicing Agent, if appropriate, handles shareholder recordkeeping and statementing, distributes dividends, and processes buy and sell requests. As the Funds' custodian, State Street holds the Funds' assets, settles all portfolio trades and assists in calculating the Funds' net asset values. Bank One Trust Company, N.A. serves as sub-custodian in connection with the Funds' securities lending activities under an agreement with State Street Bank and Trust Company. Bank One Trust Company, N.A. is paid a fee by the Funds for this service.

           details about the funds' investment practices and policies

16

Investment Practices

The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. What follows is a list of the securities and techniques utilized by the Fund, as well as the risks inherent in their use. Equity securities are subject mainly to market risk, although certain securities may be subject to additional risks. For a more complete discussion, see the Statement of Additional Information. Following the table is a more complete discussion of risk.

INSTRUMENT                                                             RISK TYPE
COMMON STOCK: Shares of ownership of a company.                          Market

REPURCHASE AGREEMENTS: The purchase of a security and the                Credit
simultaneous commitment to return the security to the seller             Market
at an agreed upon price on an agreed upon date. This is                Liquidity
treated as a loan.

REVERSE REPURCHASE AGREEMENT: The sale of a security and the             Market
simultaneous commitment to buy the security back at an                  Leverage
agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.

SECURITIES LENDING: The lending of up to 33% of the                      Credit
securities owned by a Fund. In return the Fund will receive              Market
cash and/or other securities as collateral.                             Leverage

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Purchase or              Market
contract to purchase securities at a fixed price for                    Leverage
delivery at a future date.                                             Liquidity

INVESTMENT COMPANY SECURITIES: Shares of other mutual funds,             Market
including money market funds of The One Group and shares of
other investment companies for which Banc One Investment
Advisors serves as investment advisor or administrator. Banc
One Investment Advisors will waive certain fees when
investing in funds for which it serves as investment
advisor.

CONVERTIBLE SECURITIES: Bonds or preferred stock that                    Market
convert to common stock.                                                 Credit

CALL AND PUT OPTIONS: A call option gives the buyer the                Management
right to buy, and obligates the seller of the option to                Liquidity
sell, a security at a specified price. A put option gives                Credit
the buyer the right to sell, and obligates the seller of the             Market
option to buy, a security at a specified price. The Fund                Leverage
will sell only covered call and secured put options.

FUTURES AND RELATED OPTIONS: A contract providing for the              Management
future sale and purchase of a specified amount of a                      Market
specified security, class of securities, or an index at a                Credit
specified time in the future and at a specified price.                 Liquidity
                                                                        Leverage

INSTRUMENT                                                             RISK TYPE
REAL ESTATE INVESTMENT TRUSTS ("REITS"): Pooled investment             Liquidity
vehicles which invest primarily in income producing real               Management
estate or real estate related loans or interest.                         Market
                                                                       Regulatory
                                                                          Tax
                                                                      Pre-payment

BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn             Credit
on and accepted by a commercial bank. Maturities are                   Liquidity
generally six months or less.                                            Market

COMMERCIAL PAPER: Secured and unsecured short-term                       Credit
promissory notes issued by corporations and other entities.            Liquidity
Maturities generally vary from a few days to nine months.                Market

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, STRIPS, and              Market
CUBES.

TREASURY RECEIPTS: TRS, TIGRS, and CATS.                                 Market

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by                  Market
agencies and instrumentalities of the U.S. Government. These             Credit
include Ginnie Mae, Fannie Mae, and Freddie Mac.

CERTIFICATES OF DEPOSIT: Negotiable instruments with a                   Market
stated maturity.                                                         Credit
                                                                       Liquidity

TIME DEPOSITS: Non-negotiable receipts issued by a bank in             Liquidity
exchange for the deposit of funds.                                       Credit
                                                                         Market

RESTRICTED SECURITIES: Securities not registered under the             Liquidity
Securities Act of 1933, such as privately placed commercial              Market
paper and Rule 144A securities.

PREFERRED STOCK: A class of stock that generally pays a                  Market
dividend at a specified rate and has preference over common
stock in the payment of dividends and in liquidation.

SWAPS, CAPS AND FLOORS: The Fund may enter into these                  Management
transactions to manage its exposure to changing interest                 Credit
rates and other factors. Swaps involve an exchange of                  Liquidity
obligations by two parties. Caps and floors entitle a                    Market
purchaser to a principal amount from the seller of the cap
or floor to the extent that a specified index exceeds or
falls below a predetermined interest rate or amount.

NEW FINANCIAL PRODUCTS: New options and futures contracts              Management
and other financial products, continue to be developed and               Credit
the Fund may invest in such options, contracts and products.             Market
                                                                       Liquidity

18

Investment Risks
----------------------------------------------------

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

- CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

- LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

   - HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

   - SPECULATIVE. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

- LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- MANAGEMENT RISK. The risk that a strategy used by the Fund's management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

- MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

- PRE-PAYMENT RISK. The risk that the principal repayment of a security will occur at an unexpected time, especially that the repayment of a mortgage or asset-backed security occurs either significantly sooner or later than expected. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments generally accelerate when interest rates decline.

  When mortgage and other obligations are pre-paid, the Fund may have to reinvest in securities with a lower yield. Further, with early prepayment, the Fund may fail to recover any premium paid, resulting in an unexpected capital loss.

- TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

- REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a mortgage lender has when a borrower defaults on mortgage loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

Investment Policies
----------------------------------------------------

The Fund's investment objective and the investment policies summarized below are fundamental. This means that they cannot be changed without the consent of a majority of the outstanding shares of the Fund. The full text of the fundamental policies can be found in the Statement of Additional Information.

The Fund may not:

1. Purchase an issuer's securities if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements involving these securities. This restriction applies with respect to 75% of the Fund's total assets.

2. Concentrate its investments in the securities of one or more issuers conducting their principal business in a particular industry or group of industries. This does not include obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

4. Invest more than 10% of its total assets in securities issued or guaranteed by the United States, its agencies or instrumentalities.

Additional investment policies can be found in the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITION

Sometimes Banc One Investment Advisors decides that the Fund should temporarily be invested in cash and cash equivalents. Cash equivalents include:

- Securities issued by the U.S. Government, its agencies and instrumentalities

- Repurchase Agreements

- Certificates of Deposit

- Bankers' Acceptances

- Commercial Paper (rated in one of the two highest rating categories)

- Variable Rate Master Demand Notes

- Bank Money Market Deposit Accounts

The Fund may temporarily invest only 10% of its total assets in cash and cash equivalents.

While the Fund is engaged in a temporary defensive position, it will not be pursuing its investment objective. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

Portfolio turnover may vary greatly from year to year, as well as within a particular year.

Higher portfolio turnover rates will likely result in higher transaction costs to the Fund and may result in additional tax consequences to you. The portfolio turnover rate for the Fund for the fiscal year ended June 30, 1997 is shown on the Financial Highlights.

                                    appendix

20

Description of Ratings

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Banc One Investment Advisors considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless Banc One Investment Advisors determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

DUFF & PHELPS CREDIT RATING CO. ("DUFF")

    D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury obligations.

     D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

    D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

STANDARD & POOR'S CORPORATION ("S&P")

     A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

     A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

FITCH'S INVESTORS SERVICE, L.P. ("FITCH")

    F-1+ Exceptionally strong credit quality. Strongest degree of assurance for timely payment.

     F-1 Very strong credit quality. Assurance of timely payment is only slightly less in degree than issues rated F-1.

     F-2 Good credit quality. Satisfactory degree of assurance for timely payment, but the margin of safety is not as good as for issues assigned F-1+ and F-1 ratings.

IBCA LIMITED ("IBCA")

      A1 Highest capacity for timely repayment. Those issues rated A1+ possess a particularly strong credit feature.

      A2 Satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

MOODY'S INVESTORS SERVICE ("MOODY'S")

 PRIME-1 Superior ability for repayment.

 PRIME-2 Strong ability for repayment.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

     AAA Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      AA Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

       A Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     BAA Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

S&P

S&P's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

    AAA Highest rating. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

     AA High-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

       A Backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB Backed by an adequate capacity to pay the preferred stock obligations.
        Whereas the issuer normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

SHORT-TERM DEBT RATINGS

Thompson Bank Watch, Inc. ("TBW") assigns ratings to specific debt instruments with original maturities of one year or less. The TBW Short-Term ratings specifically assess the likelihood of an untimely payment of principal and interest.

  TBW-1 Very high degree of likelihood that principal and interest will be paid on a timely basis.

  TBW-2 While degree of safety regarding timely repayment of principal and interest is strong, the relative degree is not as high as for issues rated TBW-1.

  TBW-3 Lowest investment grade category. While more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

  TBW-4 Non-investment grade and, therefore, speculative.

Investment Advisor and Sub-Administrator
Banc One Investment Advisors Corporation
1111 Polaris Parkway
P.O. Box 710211
Columbus, OH 43271-0211


Distributor
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Administrator
The One Group Services Company
3435 Stelzer Road
Columbus, OH 43219

Transfer Agent and Custodian
State Street Bank and Trust Company
P.O. Box 8528
Boston, MA 02266-8528

Legal Counsel
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, D.C. 20005

Independent Accountants
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, OH 43215

THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS MORE DETAILED INFORMATION ABOUT THE FUND. THE CURRENT STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1-800-480-4111 OR BY WRITING TO THE ONE GROUP SERVICES COMPANY AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE. THE SEC MAINTAINS A WEBSITE (WWW.SEC.COM) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIALS INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING THE ONE GROUP(R).